USAA Global Equity Income FUND
Fund Shares (UGEIX)  ■   Institutional Shares (UIGEX)
Summary Prospectus
August 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated August 1, 2016, are incorporated herein by reference.

Investment Objective
The USAA Global Equity Income Fund (the Fund) seeks total return with an emphasis on current income.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal period.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.87%	1.29%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Operating Expenses	1.38%	1.80%
Reimbursement from Adviser	(0.17%) (a)	(0.69%) (a)
Total Annual Operating Expenses after Reimbursement	1.21%	1.11%
(a)USAA Asset Management Company (the Adviser) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund Shares and Institutional Shares so that the total annual operating expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares’ average daily net assets and 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after August 1, 2017.
Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Fund Shares and Institutional Shares are not continued beyond one year.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$122	$419	$738	$1,642
Institutional Shares	$112	$498	$909	$2,058
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
For the most recent fiscal period, the Fund’s portfolio turnover rate was 16% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund’s equity investments may include common stocks, depositary receipts, real estate investment trusts (REITs), other investment companies, including exchange-traded funds (ETFs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.
The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund’s management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, the Fund expects to invest at least 40% of its assets in foreign securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in foreign securities).
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than debt securities. In addition, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions and environments; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.
ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne indirectly by the Fund as a shareholder in an ETF. As a result, an investment by the Fund in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETF. In addition, the Fund will be indirectly exposed to all of the risks associated with the securities held by the ETFs.
There is a risk that the value of the Fund’s investment in real estate investment trusts (REITs) will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.
Investment Adviser
USAA Asset Management Company (AMCO or Adviser)
Portfolio Manager(s)
Stephan J. Klaffke, CFA, Executive Director, has co-managed the Fund since August 2015.
Dan Denbow, CFA, Assistant Vice President of Equity Investments, has co-managed the Fund since August 2015.
John P. Toohey, CFA, Head of Equities, has co-managed the Fund since August 2015.
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell shares of the Fund through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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